Capital Disclosures	12 Months Ended
Dec. 31, 2018
Corporate Information And Statement Of IFRS Compliance [Abstract]
Capital Disclosures
CAPITAL DISCLOSURES:
Our main objectives in managing our capital resources are to ensure liquidity and to have funds available for working capital or other investments we determine are required to grow our business. Our capital resources consist of cash provided by operating activities, access to the New Revolver, intraday and overnight bank overdraft facilities, an accounts receivable sales program, the SFP (while available) and our ability to issue debt or equity securities.
We regularly review our borrowing capacity and make adjustments, as permitted, for changes in economic conditions and changes in our requirements. In June 2018, we entered into our $800.0 New Credit Facility, which provides for the $350.0 June Term Loan that matures in June 2025, and the $450.0 New Revolver that matures in June 2023. In November 2018, we utilized the accordion feature under our New Credit Facility to add the incremental $250.0 November Term Loan, maturing in June 2025. The New Credit Facility has an accordion feature that allows us to increase the term loans and/or revolving loan commitments thereunder by approximately $110, plus an unlimited amount to the extent that a specified leverage ratio on a pro forma basis does not exceed specified limits, in each case on an uncommitted basis and subject to the satisfaction of certain terms and conditions. The New Revolver also includes a $50.0 sub-limit for swing line loans, providing for short-term borrowings up to a maximum of ten business days, as well as a $150.0 sub-limit for letters of credit, in each case subject to the overall revolving credit limit. See note 12 for amounts outstanding under the New Credit Facility at December 31, 2018. We had $269.7 available as of December 31, 2018 under the New Revolver for future borrowings. We also have access to $132.8 in intraday and overnight bank overdraft facilities, and we may sell up to $250.0 in accounts receivable, on an uncommitted basis, under an accounts receivable sales program, and/or utilize the uncommitted SFP, if available, to provide short-term liquidity. See note 5. At December 31, 2018, we sold $130.0 of our accounts receivable under our accounts receivable sales program and $50.0 under the SFP. The timing and amounts we may borrow and repay under these facilities can vary significantly from month-to-month depending on our working capital and other cash requirements.
We have commenced NCIBs or SIBs in the past few years, pursuant to which we are permitted to or have repurchased and canceled subordinate voting shares. See note 13 for details. In addition, we have purchased subordinate voting shares from time-to-time in the open market through a broker for delivery under our stock-based compensation plans. We have not distributed, nor do we have any current plan to distribute, any dividends to our shareholders.
Our strategy on capital risk management has not changed significantly since the end of 2017. Other than the restrictive and financial covenants associated with the New Credit Facility described in note 12, we are not subject to any contractual or regulatory capital requirements. While some of our international operations are subject to government restrictions on the flow of capital into and out of their jurisdictions, these restrictions have not had a material impact on our operations or cash flows.